Exhibit 10.1

Date:     1 April 2024

Singapore Tourism Board (“STB”) 1 Orchard Spring Lane Singapore 247729 BY EMAIL ONLY Attention: Ms Melissa Ow

RE: DEVELOPMENT AGREEMENT DATED 3 APRIL 2019 BETWEEN STB AND MARINA BAY SANDS PTE. LTD. (“MBS”), AS AMENDED, VARIED AND SUPPLEMENTED BY A LETTER AGREEMENT DATED 29 MARCH 2022 AND FURTHER AMENDED, VARIED AND SUPPLEMENTED BY A SUPPLEMENTAL AGREEMENT DATED 22 MARCH 2023, EACH MADE BETWEEN STB AND MBS – EXTENSION OF TIME TO COMMENCE CONSTRUCTION AND COMPLETE CONSTRUCTION

1.Introduction
1.1Pursuant to a Development Agreement dated 3 April 2019 (the “Original Agreement”) made between STB and MBS (collectively, the “Parties”, and each of them a “Party”), STB agreed to grant, and MBS agreed to take, a lease of the Land for a term commencing from the Effective Date and ending on 21 August 2066, upon the terms and conditions contained in the Original Agreement and the Lease. Pursuant to a letter dated 8 April 2019 from Drew & Napier LLC (as counsel to MBS) to STB, the Parties agreed and confirmed that the Effective Date is 8 April 2019.
1.2The Original Agreement requires MBS to:
1.2.1Commence Construction within three years from the Effective Date (the “Construction Commencement Date”), i.e., by 8 April 2022; and
1.2.2Complete the IR2 and Complete construction of one hundred percent (100%) of the Proposed GFA within eight years from the Effective Date (the “Construction Completion Date”), i.e., by 8 April 2027.
1.3Pursuant to the letter dated 29 March 2022 issued by MBS to STB and counter-signed by STB on 30 March 2022 (the “Extension Letter”), STB agreed to MBS’ request to extend the Construction Commencement Date to 8 April 2023 (i.e., four years from the Effective Date).
Marina Bay Sands Pte Ltd
10 Bayfront Avenue
Singapore 018956
+65 6688 8868 tel +65 6688 8869 fax
www.marinabaysands.com

Company Reg No:200507292R

1.4Pursuant to the Supplemental Agreement dated 22 March 2023 made between the Parties (together with the Original Agreement and the Extension Letter, the “Principal Agreement”), STB agreed to, inter alia:
1.4.1a further extension of the Construction Commencement Date to 8 April 2024 (i.e., five years from the Effective Date); and
1.4.2an extension of the Construction Completion Date to 8 April 2028 (i.e., nine years from the Effective Date).
1.5Unless the context requires or as defined otherwise in this letter (“Letter”), all capitalised terms used in this Letter shall have the meanings given to them in the Principal Agreement.
1.6MBS had, on 12 March 2024, submitted a formal application to, inter alia, extend the date on which MBS is to:
1.6.1Commence Construction of the IR2; and
1.6.2Complete the IR2 and Complete construction of one hundred percent (100%) of the Proposed GFA.
2.Extension of Time
2.1The Parties mutually agree, with effect from the Operative Date (as defined below):
2.1.1to further extend the Construction Commencement Date by 15 months i.e., from 8 April 2024 to 8 July 2025;
2.1.2to further extend the Construction Completion Date by 15 months i.e., from 8 April 2028 to 8 July 2029; and
2.1.3that notwithstanding anything in the Principal Agreement and the Lease:
(i)all references to the Construction Commencement Date in the Principal Agreement shall be construed as six (6) years and three (3) months from the Effective Date (i.e., 8 July 2025), instead of five (5) years from the Effective Date (i.e., 8 April 2024); and
(ii)all references to the Construction Completion Date in the Principal Agreement shall be construed as ten (10) years and three (3) months from the Effective Date (i.e., 8 July 2029), instead of nine (9) years from the Effective Date (i.e., 8 April 2028).
Marina Bay Sands Pte Ltd
10 Bayfront Avenue
Singapore 018956
+65 6688 8868 tel +65 6688 8869 fax
www.marinabaysands.com

Company Reg No:200507292R

2.2In consideration of STB’s agreement to further extend the Construction Commencement Date and the Construction Completion Date as set out in paragraph 2.1 above, MBS undertakes to submit its development application for the IR2 to the Urban Redevelopment Authority by 15 October 2024, for the purposes of obtaining the approval of the Urban Redevelopment Authority for such development application (the “Undertaking”). For the avoidance of doubt, the Parties agree and acknowledge that:
2.2.1the Undertaking is not a material term or condition of the Principal Agreement or the Lease; and
2.2.2accordingly, a breach of the Undertaking shall not be deemed a breach of a material term or condition, for the purposes of the Principal Agreement and the Lease, but such breach shall be without prejudice to all other rights and remedies conferred upon STB under the Principal Agreement and/or the Lease.
3.Effective Date
The Parties hereby agree that the amendments, variations and supplements to the Principal Agreement set out in paragraph 2 of this Letter shall take effect on the date on which this Letter is counter-signed by STB (the “Operative Date”).
4.Other Provisions
4.1Construction of the Principal Agreement and this Letter: The Principal Agreement and this Letter shall be read and construed as one document and this Letter shall be considered to be part of the Principal Agreement and, without prejudice to the generality of the foregoing, where the context so allows:
4.1.1references in the Principal Agreement to “this Agreement”, howsoever expressed, shall be read and construed as references to the Principal Agreement as amended, varied or supplemented by this Letter; and
4.1.2references in the Lease to the “Development Agreement”, however expressed, shall be read and construed as references to the Principal Agreement as amended, varied or supplemented by this Letter.
4.2Terms of the Principal Agreement: Subject to the amendments, variations and supplements to the Principal Agreement as provided in this Letter, all of the terms and conditions of the Principal Agreement are hereby confirmed and shall remain in full force and effect. In the event of any inconsistency between the Principal Agreement and this Letter, the latter will prevail.
Marina Bay Sands Pte Ltd
10 Bayfront Avenue
Singapore 018956
+65 6688 8868 tel +65 6688 8869 fax
www.marinabaysands.com

Company Reg No:200507292R

4.3Governing law: This Letter is governed by, and is to be construed in accordance with the laws of Singapore. Save as expressly provided otherwise, the Parties agree to submit to the exclusive jurisdiction of the courts of Singapore.

Yours faithfully,

/s/ PAUL TOWN
Name: Paul Town
Designation: Chief Operating Officer
For and on behalf of Marina Bay Sands Pte. Ltd.

Cc: Las Vegas Sands
Marina Bay Sands Pte Ltd
10 Bayfront Avenue
Singapore 018956
+65 6688 8868 tel +65 6688 8869 fax
www.marinabaysands.com

Company Reg No:200507292R

ACCEPTANCE AND ACKNOWLEDGEMENT

We acknowledge receipt of this Letter, and hereby confirm and agree to the terms and conditions contained in this Letter.

/s/ MELISSA OW
Name: Melissa Ow
Designation: Chief Executive
For and on behalf of Singapore Tourism Board
Date: 3 April 2024

Marina Bay Sands Pte Ltd
10 Bayfront Avenue
Singapore 018956
+65 6688 8868 tel +65 6688 8869 fax
www.marinabaysands.com

Company Reg No:200507292R